THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), NOR REGISTERED UNDER ANY STATE SECURITIES LAW, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

ACQUISITION AGREEMENT

THIS ACQUISITION AGREEMENT (the "Agreement") made this Sixth day of December, 2002, by and among American Enterprise Corporation, a Florida corporation, ("AMER" or the "Company"), and HealthCentrics, Inc. ("HCI") a Florida corporation and its shareholders. In consideration of the mutual promises, covenants, and representations contained herein and other good and valuable consideration,

THE PARTIES HERETO AGREE AS FOLLOWS:

1. 	EXCHANGE OF SHARES. Subject to the terms and conditions of this Agreement,
AMER agrees to exchange 17,732,965 (seventeen million, seven-hundred and thirty-two thousand, nine-hundred and sixty-five) shares of common stock of AMER (the "Shares"), in exchange for 100% of the issued and outstanding shares of HCI, such that HCI shall become a wholly owned subsidiary of AMER. The holders of 100% of HCI capital stock are included hereon as Exhibit A.

2.	CONTRIBUTED SHARES.  American Enterprise Solutions, Inc., (AESI), a
privately-held Florida corporation is the owner of 368,815 AMER Series A Preferred Shares which, among other rights, may be converted into the Company's no par value Common Shares at the rate of 44.11 Common Shares for each Series A Preferred Share. The Series A Preferred Shares have been held by AESI since 1998 and the Common Shares which are received by virtue of converting the Series A Preferred Shares could be issued without restriction. As a part of the transaction contemplated hereby, AESI has agreed to contribute 6,657,499 unrestricted AMER common shares (the "Contributed Shares:") which shall be delivered according to the instructions contained in Exhibit B Distribution of AMER Shares. Thereafter, AMER shall issue 6,657,499 restricted AMER common shares to AESI. In summary:

Total AMER Common Shares due through this exchange:	17,732,965
Minus Contributed Shares 	(6,657,499)
Newly-Issued AMER Common Shares	11,075,466

Sub-total	11,075,466
Contributed Replacement restricted common shares to AESI	6,657,499

Total AMER Common Shares issued through this exchange	17,732,965

3.		REPRESENTATIONS AND WARRANTIES OF AMER:

i	Organization. AMER is a corporation duly organized, validly existing, and in good standing under the laws of Florida, and has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Florida. All actions taken by the incorporators, directors and shareholders of AMER have been valid and in accordance with the laws of the State of Florida.

ii	Capital. Prior to exchange of shares between AMER and HCI, the authorized capital stock of AMER consists of 100,000,000 (one-hundred million) no par value common shares of which 2,250,000 (two million, two hundred and fifty-thousand) are issued and outstanding and 1,000,000 shares of preferred stock, no par value of which 368,815 Preferred shares are issued and outstanding. As a part of this transaction, the Holder of the Company's Series A Preferred
Shares is converting said shares into AMER unrestricted Common Shares at the rate of 44.11 common share for each Series A Preferred Share. In the course of this transaction, AMER shall issue 17,732,965 common shares. The resultant capitalization is described below:

Total Authorized Common Shares	100,000,000

Currently issued and outstanding	2,250,000 Issued through conversion of 368,815
Series A Preferred Shares	16,268,430 Issued in AMER/HCI exchange of shares
17,732,965

Capitalization after HCI acquisition and conversion of Preferred Shares
36,251,395

iii	Over-the-Counter Bulletin Board (OTCBB) Listing. The Company is currently listed on the Over the Counter Electronic Bulletin Board with the following trading symbol: AMER. The Company is a reporting company under the Securities Exchange Act of 1934, and is not current in all of its required filings under the Act with the SEC.

iv.	Confirmed Bankruptcy Plan.  Furthermore, for the preceding 24 months, the
Company has been under the protection of the Courts by virtue of a voluntary filing under Chapter 11 of the US Bankruptcy Code. On November 20, 2002, the Company's Plan for Reorganization was approved by the United States Middle District of Florida Court.

v. Financial Statements. AMER has been in bankruptcy since approximately November, 2000. As a result, AMER is granted sixty-days from the date of this Agreement to provide audited Financial Statements prepared in accordance with Generally Accepted Accounting Principals (GAAP). However, as a result of AMER's Plan of Reorganization, AMER has no assets and no liabilities. The only financial obligation of AMER which survives the confirmation of the Plan of Reorganization is a $50,000 (fifty-thousand) creditor fund out of which certain parties are to receive a pro-rata distribution. The $50,000 fund has been contributed by a third-party which party is also the majority shareholder, officer and Director of AMER.

vi	Absence of Changes. Since the date of the Plan of Reorganization (November
20, 2002), there has not been any change in the financial condition or operations of AMER, except changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

vii	Liabilities. AMER does not have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected on AMER's financial statement. AMER is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving AMER or its common stock. There is no dispute of any kind between AMER and any third party, and no such dispute will exist at the closing of this Agreement.

viii	Ability to Carry Out Obligations. AMER has the right, power, and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by AMER and the performance by AMER of its obligations hereunder will not cause, constitute, or conflict with or result in
(a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which AMER or its shareholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause AMER to be liable to any party, or (c) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of AMER or upon the securities of AMER to be issued to the shareholders of HCI.

ix	Full Disclosure. None of the representations and warranties made by AMER, or in any certificate or memorandum furnished or to be furnished by AMER, contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.

x	Compliance with Laws. To the best of its knowledge, AMER has complied with, and is not in violation of any federal, state, or local statute, law, and/or regulation.

xi	Litigation. AMER is not (and has not been) a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation which has not been disclosed within this Agreement. To the best knowledge of AMER, there is no basis for any such action or proceeding and no such action or proceeding is threatened against AMER and AMER is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

xii	Conduct of Business. Prior to the closing, AMER shall conduct its business in the normal course, and shall not outside the normal course of business (1) sell, pledge, or assign any assets (2) amend its Articles of Incorporation or Bylaws, (3) declare dividends, redeem or sell stock or other securities, (4) incur any liabilities, (5) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (6) enter into any other transaction.

xiii	Documents. All minutes, consents or other documents pertaining to AMER to be delivered at closing shall be valid and in accordance with the laws of Florida.

xiv	Title. The Shares to be issued pursuant to this Agreement will be, at closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind except as set forth in this Agreement. None of such Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such shares, except as provided in this Agreement, AMER is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the securities to be issued pursuant to this Agreement. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the issuance of the Shares, impair, restrict or delay any voting rights with respect to the Shares.

xv	Restrictive Legend.  The Shares which are to be issued under the terms of this Agreement except the Contributed Shares shall bear the following legend, prominently displayed:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), NOR REGISTERED UNDER ANY STATE SECURITIES LAW, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

4. 	REPRESENTATIONS AND WARRANTIES OF HCI.

i	Organization. HCI is a corporation duly organized, validly existing, and in good standing under the laws of Florida, and has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Florida. All actions taken by the incorporators, directors and shareholders of HCI have been valid and in accordance with the laws of the State of Florida.

ii	Capital. The authorized capital stock of HCI consists of 50,000,000 (fifty-
million) shares of common stock, $.001  par value, and 20,000,000 (twenty-
million) shares of preferred stock, $.002 par value. Prior to the consummation of this transaction, HCI has 17,732,965 (seventeen million, seven-hundred and thirty-two thousand, nine-hundred and sixty-five) shares of common stock issued and outstanding and no shares of Preferred are issued and outstanding.

iii. Financial Statements. The audited Financial Statements of HCI as of June 30, 2002 and the related statements of income and retained earnings for the period then ended have been prepared in accordance with generally accepted accounting principles (GAAP) consistently followed by HCI throughout the period indicated, and fairly present the financial position of HCI as of the date of the financial statements. The unaudited financial statements for the period from June 30, 2002 through September 30, 2002 have been prepared by the Company in accordance with GAAP and fairly present the financial position of HCI as of the date of the financial statements.

iv	Absence of Changes. Since the date of the financial statements, there has not been any change in the financial condition or operations of HCI, except changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

v	Liabilities. HCI does not have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected on HCI's financial statement. HCI is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving HCI or its common stock. There is no dispute of any kind between HCI and any third party, and no such dispute will exist at the closing of this Agreement.

vii	Ability to Carry Out Obligations. HCI has the right, power, and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by HCI and the performance by HCI of its obligations hereunder will not cause, constitute, or conflict with or result in
(a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which the HCI or its shareholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause HCI to be liable to any party, or (c) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of HCI or upon the securities of HCI to be issued to the shareholders of HCI.

vii	Full Disclosure. None of the representations and warranties made by HCI, or in any certificate or memorandum furnished or to be furnished by HCI, contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.

viii	Compliance with Laws. To the best of its knowledge, HCI has complied with, and is not in violation of any federal, state, or local statute, law, and/or regulation.

ix	Litigation. HCI is not (and has not been) a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. To the best knowledge of HCI, there is no basis for any such action or proceeding and no such action or proceeding is threatened against HCI and HCI is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

x. Conduct of Business. Prior to the closing, HCI shall conduct its business in the normal course, and shall not outside the normal course of business (1) sell, pledge, or assign any assets (2) amend its Articles of Incorporation or Bylaws, (3) declare dividends, redeem or sell stock or other securities, (4) incur any liabilities, (5) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (6) enter into any other transaction.

xi. Documents. All minutes, consents or other documents pertaining to HCI to be delivered at closing shall be valid and in accordance with the laws of Florida.

xii. Title. The Shares to be delivered pursuant to this Agreement will be, at closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind except as set forth in this Agreement. None of such Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such shares, except as provided in this Agreement, HCI is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the securities to be delivered pursuant to this Agreement. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the issuance of the Shares, impair, restrict or delay any voting rights with respect to the Shares.

5	The parties represent and warrant to each other that they have been represented by independent counsel.

6	INVESTMENT INTENT. The Shareholders of HCI are acquiring the Shares for their own account for purposes of investment and without expectation, desire, or need for resale and not with the view toward distribution, resale, subdivision, or fractionalization of the Shares.

7	DOCUMENTS TO BE DELIVERED AT CLOSING.

i	By AMER

(1) Board of Directors Minutes authorizing the issuance of certificates for the AMER Shares to be issued pursuant to this Agreement as specified in Exhibit B hereto.

ii	By HCI:

(1)	Certificates representing 100% of the issued and outstanding stock of HCI.

(2)	The resignation of the current directors of HCI.

(3)	All of the business and corporate records of HCI, including but not limited to Articles of Incorporation and all amendments thereto, By-Laws, correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings, financial statements, shareholder listings, stock transfer records, agreements and contracts.

(4)	Audited Financial Statements prepared in compliance with GAAP as of June
30, 2002 with accompanying Statements of Income, Cash Flows and Changes in
Stock Holder Equity and Notes thereto.

(5)	The unaudited financial statements for the period from June 30, 2002 through September 30, 2002 have been prepared by the Company in accordance with GAAP and fairly present the financial position of HCI as of the date of the financial statements.

(6)	Statement of Certification signed by the HCI Executive Officer that all items required to be delivered at a closing are complete.

8	MISCELLANEOUS.

i	Captions and Headings. The Article and paragraph headings throughout this
Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

ii 	No oral Change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

iii	Choice of Law This Agreement shall be exclusively governed by and construed in accordance with the laws of the State of Florida, If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the State Courts of
Hillsborough County, Florida. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

iv. Non Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and

(I) 	the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions,

(ii) 	the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and


(iii) 	no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

v	Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

vi	Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

vii	Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned has executed this Agreement on this 6th day of December, 2002.

For American Enterprise Corporation	For HealthCentrics, Inc.



S/S JOHN STANTON
S/S CHARLES BROES
By John Stanton, Chief Executive Officer
By Charles Broes, Chief Executive Officer

Includes:

Exhibit A - Shareholders of HealthCentrics, Inc.
Exhibit B - Distribution of AMER Shares
Exhibit C - HealthCentrics Audited Financial Statements
Exhibit D - HealthCentrics unaudited interim Financial Statements

____AMER  Page 3 of 7 Pages	HCI____plus Exhibts